                                    EXHIBIT 99.1
LendingClub Reports Third Quarter 2022 Results
Revenue Increased 24% Year Over Year to $304.9 Million
Diluted Earnings Per Share Increased 58% Year Over Year to $0.41
Total Assets Grew 43% Year Over Year to $6.8 Billion

SAN FRANCISCO – October 26, 2022 – LendingClub Corporation (NYSE: LC), the parent company of LendingClub Bank, America’s leading digital marketplace bank, today announced financial results for the third quarter ended September 30, 2022.
“We delivered solid results as we leaned into the strategic advantages of our digital bank in the face of a less favorable economic environment. We drove growth in recurring interest income supported by strong credit performance of our retained high-quality prime loan portfolio,” said Scott Sanborn, LendingClub CEO. “As we anticipated, marketplace volumes were impacted by higher funding costs for certain loan investors, driven by rapidly increasing interest rates. Over time, as rates stabilize and we continue to reprice personal loans, we expect this impact to gradually moderate. Our digital bank and other strategic advantages position us to continue to effectively navigate the evolving economy and to capitalize on attractive growth opportunities as they emerge.”

Third Quarter 2022 Results
•Loan originations were $3.5 billion, up 14% year over year.
•Total net revenue of $304.9 million grew 24% year over year, driven by growth in net interest income.
◦Net interest income, a recurring stream of earnings for the company, increased 89% year over year to $123.7 million.
▪Total loans held for investment (excluding PPP) grew 97% to $4.4 billion from September 30, 2021, reflecting growth in personal loan originations held for investment in the quarter of $1.2 billion, or 33% of total originations.
▪Net interest margin expanded to 8.3% from 6.3% a year earlier, primarily reflecting a greater mix of personal loans which generate a higher yield than the rest of the loans held for investment.
◦Marketplace revenue of $173.8 million remained flat year over year, roughly in line with marketplace sales as the company retained a higher percentage of loan originations to drive growth in recurring revenue.
•Deposits of $5.1 billion were up 80% from September 30, 2021, primarily reflecting growth in online savings deposits.
•Credit quality of the company’s held-for-investment loan portfolio remained strong, with delinquency rates gradually normalizing as the portfolio seasons. The strong credit performance of the held-for-investment portfolio reflects the high quality credit profile of our borrowers with an average FICO of 730.
•Provision for credit losses of $82.7 million primarily reflects $1.2 billion of quarterly loan originations held for investment and loan portfolio growth of 97% year over year.
•The efficiency ratio improved to 61% from 73% in the third quarter of 2021 due to improved marketing efficiency, prudent management of non-marketing expenses and strong growth in net interest income.
•Net income of $43.2 million increased $16.0 million year over year. Net income for the third quarter of 2022 included an income tax benefit of $7.2 million. The earnings from the tax benefit enabled higher loan retention.
•Diluted earnings per share of $0.41 grew 58% year over year. The improvement from a year earlier primarily reflected revenue growth and improved operating efficiency, as well as a $0.05 per share benefit from the reversal of the deferred tax asset valuation allowance.
•Total equity of $1.1 billion was up $316.6 million, or 39%, from September 30, 2021, primarily reflecting net income generated over the period and the release of the deferred tax asset valuation allowance.
•Book value per common share of $10.67 increased 32% from September 30, 2021. Tangible book value per common share of $9.78 increased 38% from September 30, 2021.
•Substantial capital with a consolidated Tier 1 leverage ratio of 15.7% and consolidated Common Equity Tier 1 capital ratio of 18.3%.
•Pre-tax, pre-provision income of $118.7 million increased 76% year over year, driven by revenue growth and improved operating efficiency.

	Three Months Ended
($ in millions, except per share amounts)	September 30, 2022	June 30, 2022	September 30, 2021
Total net revenue	$304.9	$330.1	$246.2
Non-interest expense	186.2	209.4	178.8
Pre-tax, pre-provision income	118.7	120.7	67.4

Provision for credit losses	82.7	70.6	37.5

Income before income tax benefit (expense)	36.0	50.1	29.9
Income tax benefit (expense)	7.2	132.0	(2.7)
Net income	$43.2	$182.1	$27.2
Diluted EPS	$0.41	$1.73	$0.26

Income tax benefit from release of tax valuation allowance	$5.0	$135.3	$—
Net income excluding income tax benefit (1)	$38.2	$46.8	$27.2
Diluted EPS excluding income tax benefit (1)	$0.36	$0.45	$0.26
(1)    Third and second quarters of 2022 include income tax benefit of $5.0 million and $135.3 million, respectively, due to the release of a deferred tax asset valuation allowance. See page 3 of this release for additional information on our use of non-GAAP financial measures.

For a calculation of Net Income Excluding Income Tax Benefit, Diluted EPS Excluding Income Tax Benefit, and Tangible Book Value Per Common Share, refer to the “Reconciliation of GAAP to Non-GAAP Financial Measures” tables at the end of this release.

Financial Outlook

The company provided full year net revenue and net income guidance for 2022.

	Fourth Quarter 2022	Full Year 2022
Total net revenue	$255M to $265M	$1,180M to $1,190M
Net income	$15M to $25M	$280M to $290M

About LendingClub
LendingClub Corporation (NYSE: LC) is the parent company of LendingClub Bank, National Association, Member FDIC. LendingClub Bank is the leading digital marketplace bank in the U.S., where members can access a broad range of financial products and services designed to help them pay less when borrowing and earn more when saving. Based on more than 150 billion cells of data and over $80 billion in loans, our advanced credit decisioning and machine-learning models are used across the customer lifecycle to expand seamless access to credit for our members, while generating compelling risk-adjusted returns for our loan investors. Since 2007, more than 4 million members have joined the Club to help reach their financial goals. For more information about LendingClub, visit https://www.lendingclub.com.

Conference Call and Webcast Information
The LendingClub third quarter 2022 webcast and teleconference is scheduled to begin at 2:00 p.m. Pacific Time (or 5:00 p.m. Eastern Time) on Wednesday, October 26, 2022. A live webcast of the call will be available at http://ir.lendingclub.com under the Filings & Financials menu in Quarterly Results. To access the call, please dial +1 (844) 200-6205, or outside the U.S. +1 (929) 526-1599, with Access Code 659586, ten minutes prior to 2:00 p.m. Pacific Time (or 5:00 p.m. Eastern Time). An audio archive of the call will be available at http://ir.lendingclub.com. An audio replay will also be available 1 hour after the end of the call until November 2, 2022, by calling +1 (866) 813-9403 or outside the U.S. +44 (204) 525-0658, with Access Code 037801. LendingClub has used, and intends to use, its investor relations website, blog (http://blog.lendingclub.com), Twitter handle (@LendingClub) and Facebook page (https://www.facebook.com/LendingClubTeam) as a means of disclosing material non-public information and to comply with its disclosure obligations under Regulation FD.

Contacts
For Investors:
IR@lendingclub.com
Media Contact:
Press@lendingclub.com

Non-GAAP Financial Measures
To supplement our financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: Net Income Excluding Income Tax Benefit, Diluted EPS Excluding Income Tax Benefit, and Tangible Book Value Per Common Share. Our non-GAAP financial measures do have limitations as analytical tools and you should not consider them in isolation or as a substitute for an analysis of our results under GAAP.

We believe these non-GAAP financial measures provide management and investors with useful supplemental information about the financial performance of our business, enable comparison of financial results between periods where certain items may vary independent of business performance, and enable comparison of our financial results with other public companies.

We believe Net Income Excluding Income Tax Benefit and Diluted EPS Excluding Income Tax Benefit are important measures because they reflect the financial performance of our business operations. Net Income Excluding Income Tax Benefit adjusts for the release of a deferred tax asset valuation allowance in the third and second quarters of 2022. Diluted EPS Excluding Income Tax Benefit is a non-GAAP financial measure calculated by dividing Net Income Excluding Income Tax Benefit by the weighted-average diluted common shares outstanding.

We believe Tangible Book Value (TBV) Per Common Share is an important measure used to evaluate the company’s use of equity. TBV Per Common Share is a non-GAAP financial measure representing common equity reduced by goodwill and intangible assets, divided by ending common shares issued and outstanding.

For a reconciliation of such measures to the nearest GAAP measures, please refer to the tables on page 16 of this release.

Safe Harbor Statement
Some of the statements above, including statements regarding our competitive advantages, macroeconomic outlook, anticipated future performance and financial results, are “forward-looking statements.” The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “predict,” “project,” “will,” “would” and similar expressions may identify forward-looking statements, although not all forward-looking statements contain these identifying words. Factors that could cause actual results to differ materially from those contemplated by these forward-looking statements include: our ability to continue to attract and retain new and existing customers; competition; overall economic conditions; the regulatory environment; demand for the types of loans facilitated by us; default rates and those factors set forth in the section titled “Risk Factors” in our most recent Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, as well as in our subsequent filings with the Securities and Exchange Commission. We may not actually achieve the plans, intentions or expectations disclosed in forward-looking statements, and you should not place undue reliance on forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in forward-looking statements. We do not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

*****

LENDINGCLUB CORPORATION
OPERATING HIGHLIGHTS
(In thousands, except percentages or as noted)
(Unaudited)

	As of and for the three months ended					% Change
	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	Q/Q	Y/Y
Operating Highlights:
Non-interest income	$181,237	$213,832	$189,857	$179,111	$180,878	(15)%	—%
Net interest income	123,676	116,226	99,680	83,132	65,288	6%	89%
Total net revenue	304,913	330,058	289,537	262,243	246,166	(8)%	24%
Non-interest expense	186,219	209,386	191,204	188,220	178,775	(11)%	4%
Pre-tax, pre-provision income	118,694	120,672	98,333	74,023	67,391	(2)%	76%
Provision for credit losses	82,739	70,566	52,509	45,149	37,524	17%	120%
Income before income tax benefit (expense)	35,955	50,106	45,824	28,874	29,867	(28)%	20%
Income tax benefit (expense)	7,243	131,954	(4,988)	234	(2,682)	N/M	N/M
Net income	43,198	182,060	40,836	29,108	27,185	(76)%	59%
Income tax benefit from release of tax valuation allowance	5,015	135,300	—	—	—	N/M	N/M
Net income excluding income tax benefit(1)(2)	$38,183	$46,760	$40,836	$29,108	$27,185	(18)%	40%

Basic EPS – common stockholders	$0.41	$1.77	$0.40	$0.29	$0.27	(77)%	52%
Diluted EPS – common stockholders	$0.41	$1.73	$0.39	$0.27	$0.26	(76)%	58%
Diluted EPS excluding income tax benefit(1)(2)	$0.36	$0.45	$0.39	$0.27	$0.26	(20)%	38%

LendingClub Corporation Performance Metrics:
Net interest margin	8.3%	8.5%	8.3%	7.6%	6.3%
Efficiency ratio(3)	61.1%	63.4%	66.0%	71.8%	72.6%
Return on average equity (ROE)	14.2%	33.8%	18.7%	14.1%	13.8%
Return on average total assets (ROA)	2.5%	5.5%	3.1%	2.4%	2.4%
Marketing expense as a % of loan originations	1.3%	1.6%	1.7%	1.7%	1.6%

LendingClub Corporation Capital Metrics:
Common Equity Tier 1 Capital Ratio	18.3%	20.0%	20.6%	21.3%	22.8%
Tier 1 Leverage Ratio	15.7%	16.2%	15.6%	16.5%	16.2%
Book Value per Common Share	$10.67	$10.41	$8.68	$8.41	$8.07	2%	32%
Tangible Book Value per Common Share(2)	$9.78	$9.50	$7.75	$7.46	$7.08	3%	38%

Loan originations (in millions)(4):
Total loan originations	$3,539	$3,840	$3,217	$3,069	$3,107	(8)%	14%
Marketplace loans	$2,386	$2,819	$2,360	$2,308	$2,471	(15)%	(3)%
Loan originations held for investment	$1,153	$1,021	$856	$761	$636	13%	81%
Loan originations held for investment as a % of total loan originations	33%	27%	27%	25%	20%

Servicing portfolio AUM (in millions)(5):
Total servicing portfolio	$15,929	$14,783	$13,341	$12,463	$11,592	8%	37%
Loans serviced for others	$11,807	$11,382	$10,475	$10,124	$9,744	4%	21%

Balance Sheet Data:
Loans and leases held for investment, net, excluding PPP loans	$4,414,347	$3,692,667	$3,049,325	$2,486,440	$2,235,698	20%	97%
PPP loans	$89,379	$118,794	$184,986	$268,297	$367,558	(25)%	(76)%
Total loans and leases held for investment, net	$4,503,726	$3,811,461	$3,234,311	$2,754,737	$2,603,256	18%	73%
Total assets	$6,775,074	$6,186,765	$5,574,425	$4,900,319	$4,750,760	10%	43%
Total deposits	$5,123,506	$4,527,672	$3,977,477	$3,135,788	$2,838,719	13%	80%
Total liabilities	$5,653,664	$5,107,648	$4,686,991	$4,050,077	$3,945,970	11%	43%
Total equity	$1,121,410	$1,079,117	$887,434	$850,242	$804,790	4%	39%

LENDINGCLUB CORPORATION
OPERATING HIGHLIGHTS (Continued)
(In thousands, except percentages or as noted)
(Unaudited)

	As of and for the three months ended					% Change
	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	Q/Q	Y/Y

Allowance Ratios:
Allowance for loan and lease losses to total loans and leases held for investment	6.3%	6.0%	5.5%	5.0%	3.9%
Allowance for loan and lease losses to total loans and leases held for investment, excluding PPP loans	6.4%	6.2%	5.8%	5.5%	4.5%
Allowance for loan and lease losses to consumer loans and leases held for investment	7.2%	6.9%	6.6%	6.4%	5.2%
Allowance for loan and lease losses to commercial loans and leases held for investment	1.9%	2.0%	1.8%	1.8%	1.6%
Allowance for loan and lease losses to commercial loans and leases held for investment, excluding PPP loans	2.2%	2.3%	2.3%	2.6%	2.6%
N/M – Not meaningful
N/A – Not applicable
(1)    Excludes third and second quarter 2022 income tax benefit of $5.0 million and $135.3 million, respectively, due to the release of a deferred tax asset valuation allowance.
(2)    Represents a non-GAAP financial measure. See “Reconciliation of GAAP to Non-GAAP Financial Measures.”
(3)    Calculated as the ratio of non-interest expense to total net revenue.
(4)    Includes unsecured personal loans, auto loans, and education and patient finance loans only.
(5)    Loans serviced on our platform, which includes unsecured personal loans, auto loans and education and patient finance loans serviced for others and held for investment by the company.

LENDINGCLUB CORPORATION
LOANS AND LEASES HELD FOR INVESTMENT
(In thousands)
(Unaudited)

	September 30, 2022	December 31, 2021
Unsecured personal	$3,642,254	$1,804,578
Residential mortgages	197,776	151,362
Secured consumer	180,768	65,976
Total consumer loans held for investment	4,020,798	2,021,916
Equipment finance (1)	167,447	149,155
Commercial real estate	372,406	310,399
Commercial and industrial (2)	246,276	417,656
Total commercial loans and leases held for investment	786,129	877,210
Total loans and leases held for investment	4,806,927	2,899,126
Allowance for loan and lease losses	(303,201)	(144,389)
Loans and leases held for investment, net	$4,503,726	$2,754,737
(1)    Comprised of sales-type leases for equipment.
(2)    Includes $89.4 million and $268.3 million of Paycheck Protection Program (PPP) loans as of September 30, 2022 and December 31, 2021, respectively. Such loans are guaranteed by the Small Business Association and, therefore, the Company determined no allowance for expected credit losses is required on these loans.

LENDINGCLUB CORPORATION
ALLOWANCE FOR LOAN AND LEASE LOSSES
(In thousands)
(Unaudited)

	Three Months Ended
	September 30, 2022			June 30, 2022
	Consumer	Commercial	Total	Consumer	Commercial	Total
Allowance for loan and lease losses, beginning of period	$228,184	$15,076	$243,260	$173,857	$14,128	$187,985
Credit loss expense for loans and leases held for investment	81,935	664	82,599	68,314	1,739	70,053
Charge-offs	(22,944)	(784)	(23,728)	(14,707)	(1,145)	(15,852)
Recoveries	963	107	1,070	720	354	1,074
Allowance for loan and lease losses, end of period	$288,138	$15,063	$303,201	$228,184	$15,076	$243,260

	Three Months Ended
	September 30, 2021
	Consumer	Commercial	Total
Allowance for loan and lease losses, beginning of period	$54,058	$17,023	$71,081
Credit loss expense for loans and leases held for investment	37,695	(562)	37,133
Charge-offs	(3,142)	(1,194)	(4,336)
Recoveries	20	838	858
Allowance for loan and lease losses, end of period	$88,631	$16,105	$104,736

LENDINGCLUB CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended			Change (%)
	September 30, 2022	June 30, 2022	September 30, 2021	Q3 2022 vs Q3 2021	Q3 2022 vs Q2 2022
Non-interest income:
Marketplace revenue (1)	$173,837	$206,384	$174,556	—%	(16)%
Other non-interest income	7,400	7,448	6,322	17%	(1)%
Total non-interest income	181,237	213,832	180,878	—%	(15)%

Interest income:
Interest on loans held for sale	5,879	7,130	8,536	(31)%	(18)%
Interest and fees on loans and leases held for investment	124,028	108,911	57,644	115%	14%
Interest on retail and certificate loans held for investment at fair value	3,685	5,091	12,172	(70)%	(28)%
Interest on other loans held for investment at fair value	791	631	973	(19)%	25%
Interest on securities available for sale	3,820	4,426	3,180	20%	(14)%
Other interest income	5,017	2,279	355	N/M	120%
Total interest income	143,220	128,468	82,860	73%	11%

Interest expense:
Interest on deposits	15,184	6,078	1,899	700%	150%
Interest on short-term borrowings	87	417	849	(90)%	(79)%
Interest on retail notes, certificates and secured borrowings	3,685	5,091	12,172	(70)%	(28)%
Interest on Structured Program borrowings	225	360	2,120	(89)%	(38)%
Interest on other long-term debt	363	296	532	(32)%	23%
Total interest expense	19,544	12,242	17,572	11%	60%

Net interest income	123,676	116,226	65,288	89%	6%

Total net revenue	304,913	330,058	246,166	24%	(8)%

Provision for credit losses	82,739	70,566	37,524	120%	17%

Non-interest expense:
Compensation and benefits	84,916	85,103	73,304	16%	—%
Marketing	46,031	61,497	50,782	(9)%	(25)%
Equipment and software	12,491	12,461	10,297	21%	—%
Occupancy	5,051	6,209	6,486	(22)%	(19)%
Depreciation and amortization	10,681	10,557	10,549	1%	1%
Professional services	11,943	16,138	11,750	2%	(26)%
Other non-interest expense	15,106	17,421	15,607	(3)%	(13)%
Total non-interest expense	186,219	209,386	178,775	4%	(11)%

Income before income tax benefit (expense)	35,955	50,106	29,867	20%	(28)%
Income tax benefit (expense)	7,243	131,954	(2,682)	N/M	N/M
Net income	$43,198	$182,060	$27,185	59%	(76)%

LENDINGCLUB CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Continued)
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended			Change (%)
	September 30, 2022	June 30, 2022	September 30, 2021	Q3 2022 vs Q3 2021	Q3 2022 vs Q2 2022
Net income per share:
Basic EPS – common stockholders	$0.41	$1.77	$0.27	52%	(77)%
Diluted EPS – common stockholders	$0.41	$1.73	$0.26	58%	(76)%
Weighted-average common shares – Basic	104,215,594	102,776,867	99,073,507	5%	1%
Weighted-average common shares – Diluted	105,853,938	105,042,626	106,108,662	—%	1%
N/M – Not meaningful
(1)    Marketplace revenue consists of the following:

	Three Months Ended			Change (%)
	September 30, 2022	June 30, 2022	September 30, 2021	Q3 2022 vs Q3 2021	Q3 2022 vs Q2 2022
Origination fees	$127,142	$149,252	$129,125	(2)%	(15)%
Servicing fees	23,760	18,166	20,819	14%	31%
Gain on sales of loans	23,554	29,319	21,907	8%	(20)%
Net fair value adjustments	(619)	9,647	2,705	(123)%	(106)%
Total marketplace revenue	$173,837	$206,384	$174,556	—%	(16)%

LENDINGCLUB CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS BY SEGMENT
(In Thousands)
(Unaudited)

	LendingClub Bank		LendingClub Corporation (Parent only)		Intercompany Eliminations		Total
	September 30, 2022	December 31, 2021	September 30, 2022	December 31, 2021	September 30, 2022	December 31, 2021	September 30, 2022	December 31, 2021
Assets
Total cash and cash equivalents	$896,519	$659,919	$109,200	$88,268	$(52,878)	$(61,061)	$952,841	$687,126
Restricted cash	—	—	78,746	76,540	(12,461)	(80)	66,285	76,460
Securities available for sale at fair value	338,096	205,730	21,061	57,800	—	—	359,157	263,530
Loans held for sale	90,058	335,449	—	55,799	—	—	90,058	391,248
Loans and leases held for investment, net	4,503,726	2,754,737	—	—	—	—	4,503,726	2,754,737
Retail and certificate loans held for investment at fair value	—	—	87,144	229,719	—	—	87,144	229,719
Other loans held for investment at fair value	—	—	15,057	21,240	—	—	15,057	21,240
Property, equipment and software, net	89,576	36,424	40,381	61,572	—	—	129,957	97,996
Investment in subsidiary	—	—	671,574	557,577	(671,574)	(557,577)	—	—
Goodwill	75,717	75,717	—	—	—	—	75,717	75,717
Other assets	305,456	254,075	207,556	168,042	(17,880)	(119,571)	495,132	302,546
Total assets	6,299,148	4,322,051	1,230,719	1,316,557	(754,793)	(738,289)	6,775,074	4,900,319
Liabilities and Equity
Total deposits	5,188,845	3,196,929	—	—	(65,339)	(61,141)	5,123,506	3,135,788
Short-term borrowings	165	165	4,638	27,615	—	—	4,803	27,780
Advances from PPPLF	91,671	271,933	—	—	—	—	91,671	271,933
Retail notes, certificates and secured borrowings at fair value	—	—	87,144	229,719	—	—	87,144	229,719
Payable on Structured Program borrowings	—	—	11,185	65,451	—	—	11,185	65,451
Other long-term debt	—	—	15,300	15,455	—	—	15,300	15,455
Other liabilities	205,814	218,775	132,121	150,727	(17,880)	(65,551)	320,055	303,951
Total liabilities	5,486,495	3,687,802	250,388	488,967	(83,219)	(126,692)	5,653,664	4,050,077
Total equity	812,653	634,249	980,331	827,590	(671,574)	(611,597)	1,121,410	850,242
Total liabilities and equity	$6,299,148	$4,322,051	$1,230,719	$1,316,557	$(754,793)	$(738,289)	$6,775,074	$4,900,319

LENDINGCLUB CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME BY SEGMENT
(In thousands)
(Unaudited)

	Three Months Ended September 30, 2022
	LendingClub Bank	LendingClub Corporation (Parent only)	Intercompany Eliminations	Total
Non-interest income:
Marketplace revenue	$153,504	$9,015	$11,318	$173,837
Other non-interest income	25,240	4,794	(22,634)	7,400
Total non-interest income	178,744	13,809	(11,316)	181,237

Interest income:
Interest income	137,142	6,078	—	143,220
Interest expense	(15,277)	(4,267)	—	(19,544)
Net interest income	121,865	1,811	—	123,676

Total net revenue	300,609	15,620	(11,316)	304,913

Provision for credit losses	(82,739)	—	—	(82,739)
Non-interest expense	(177,714)	(19,821)	11,316	(186,219)
Income (Loss) before income tax benefit (expense)	40,156	(4,201)	—	35,955
Income tax benefit (expense)	(9,440)	16,683	—	7,243
Net income	$30,716	$12,482	$—	$43,198

	Three Months Ended June 30, 2022
	LendingClub Bank	LendingClub Corporation (Parent only)	Intercompany Eliminations	Total
Non-interest income:
Marketplace revenue	$191,087	$11,167	$4,130	$206,384
Other non-interest income	20,041	3,914	(16,507)	7,448
Total non-interest income	211,128	15,081	(12,377)	213,832

Interest income:
Interest income	120,152	8,316	—	128,468
Interest expense	(6,213)	(6,029)	—	(12,242)
Net interest income	113,939	2,287	—	116,226

Total net revenue	325,067	17,368	(12,377)	330,058

Provision for credit losses	(70,566)	—	—	(70,566)
Non-interest expense	(196,636)	(25,127)	12,377	(209,386)
Income (Loss) before income tax benefit (expense)	57,865	(7,759)	—	50,106
Income tax benefit (expense)	(17,318)	85,864	63,408	131,954
Net income	$40,547	$78,105	$63,408	$182,060

LENDINGCLUB CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME BY SEGMENT (Continued)
(In thousands)
(Unaudited)

	Three Months Ended September 30, 2021
	LendingClub Bank	LendingClub Corporation (Parent only)	Intercompany Eliminations	Total
Non-interest income:
Marketplace revenue	$151,109	$23,447	$—	$174,556
Other non-interest income	25,393	4,140	(23,211)	6,322
Total non-interest income	176,502	27,587	(23,211)	180,878

Interest income:
Interest income	64,606	18,254	—	82,860
Interest expense	(2,270)	(15,302)	—	(17,572)
Net interest income	62,336	2,952	—	65,288

Total net revenue	238,838	30,539	(23,211)	246,166

(Provision for) reversal of credit losses	(38,019)	495	—	(37,524)
Non-interest expense	(161,101)	(40,885)	23,211	(178,775)
Income (Loss) before income tax benefit (expense)	39,718	(9,851)	—	29,867
Income tax benefit (expense)	(4,670)	12,607	(10,619)	(2,682)
Net income	$35,048	$2,756	$(10,619)	$27,185

LENDINGCLUB CORPORATION
NET INTEREST INCOME
(In thousands, except percentages or as noted)
(Unaudited)

	Consolidated LendingClub Corporation (1)
	Three Months Ended September 30, 2022			Three Months Ended June 30, 2022			Three Months Ended September 30, 2021
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
Interest-earning assets (2)
Cash, cash equivalents, restricted cash and other	$893,655	$5,017	2.25%	$1,023,192	$2,279	0.89%	$778,667	$355	0.18%
Securities available for sale at fair value	396,556	3,820	3.85%	409,327	4,426	4.32%	266,686	3,180	4.77%
Loans held for sale	126,487	5,879	18.59%	156,503	7,130	18.22%	226,422	8,536	15.08%
Loans and leases held for investment:
Unsecured personal loans	3,268,649	110,446	13.52%	2,692,148	95,529	14.19%	991,297	39,532	15.95%
Secured consumer loans	337,191	3,039	3.60%	268,091	2,351	3.51%	464,194	4,688	4.04%
Commercial loans and leases	692,783	9,262	5.35%	644,002	8,732	5.42%	616,823	7,887	5.11%
PPP loans	105,500	1,281	4.86%	149,454	2,299	6.15%	436,785	5,537	5.07%
Loans and leases held for investment	4,404,123	124,028	11.26%	3,753,695	108,911	11.61%	2,509,099	57,644	9.19%
Retail and certificate loans held for investment at fair value	104,010	3,685	14.17%	144,613	5,091	14.08%	344,205	12,172	14.15%
Other loans held for investment at fair value	17,763	791	17.83%	16,991	631	14.85%	30,981	973	12.58%
Total interest-earning assets	5,942,594	143,220	9.64%	5,504,321	128,468	9.34%	4,156,060	82,860	7.97%

Cash and due from banks and restricted cash	58,411			75,517			96,733
Allowance for loan and lease losses	(254,849)			(202,904)			(86,686)
Other non-interest earning assets	597,169			490,412			449,964
Total assets	$6,343,325			$5,867,346			$4,616,071

Interest-bearing liabilities
Interest-bearing deposits:
Checking and money market accounts	$2,192,904	$4,575	0.83%	$2,463,710	$2,664	0.43%	$2,221,365	$1,707	0.30%
Savings accounts and certificates of deposit	2,260,170	10,609	1.86%	1,555,607	3,414	0.88%	307,807	192	0.25%
Interest-bearing deposits	4,453,074	15,184	1.35%	4,019,317	6,078	0.61%	2,529,172	1,899	0.30%
Short-term borrowings	6,848	87	5.09%	10,874	417	15.35%	57,224	849	5.93%
Advances from PPPLF	104,897	93	0.36%	151,278	135	0.36%	416,748	371	0.36%
Retail notes, certificates and secured borrowings	104,010	3,685	14.17%	144,613	5,091	14.08%	344,087	12,172	14.15%
Structured Program borrowings	13,859	225	6.50%	18,439	360	7.81%	100,178	2,120	8.46%
Other long-term debt	15,300	270	7.04%	15,357	161	4.20%	15,606	161	4.13%
Total interest-bearing liabilities	4,697,988	19,544	1.65%	4,359,878	12,242	1.12%	3,463,015	17,572	2.03%

LENDINGCLUB CORPORATION
NET INTEREST INCOME (Continued)
(In thousands, except percentages or as noted)
(Unaudited)

	Consolidated LendingClub Corporation (1)
	Three Months Ended September 30, 2022			Three Months Ended June 30, 2022			Three Months Ended September 30, 2021
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
Non-interest bearing deposits	284,134			292,750			81,491
Other liabilities	250,086			261,796			285,292
Total liabilities	$5,232,208			$4,914,424			$3,829,798

Total equity	$1,111,117			$952,922			$786,273
Total liabilities and equity	$6,343,325			$5,867,346			$4,616,071

Interest rate spread			7.99%			8.21%			5.95%

Net interest income and net interest margin		$123,676	8.32%		$116,226	8.45%		$65,288	6.28%
(1)    Consolidated presentation reflects intercompany eliminations.
(2)    Nonaccrual loans and any related income are included in their respective loan categories.

LENDINGCLUB CORPORATION
CONSOLIDATED BALANCE SHEETS
(In Thousands, Except Share and Per Share Amounts)
(Unaudited)

	September 30, 2022	December 31, 2021
Assets
Cash and due from banks	$23,211	$35,670
Interest-bearing deposits in banks	929,630	651,456
Total cash and cash equivalents	952,841	687,126
Restricted cash	66,285	76,460
Securities available for sale at fair value ($415,726 and $256,170 at amortized cost, respectively)	359,157	263,530
Loans held for sale (includes $90,058 and $142,370 at fair value, respectively)	90,058	391,248
Loans and leases held for investment	4,806,927	2,899,126
Allowance for loan and lease losses	(303,201)	(144,389)
Loans and leases held for investment, net	4,503,726	2,754,737
Retail and certificate loans held for investment at fair value	87,144	229,719
Other loans held for investment at fair value	15,057	21,240
Property, equipment and software, net	129,957	97,996
Goodwill	75,717	75,717
Other assets	495,132	302,546
Total assets	$6,775,074	$4,900,319
Liabilities and Equity
Deposits:
Interest-bearing	$4,868,132	$2,919,203
Noninterest-bearing	255,374	216,585
Total deposits	5,123,506	3,135,788
Short-term borrowings	4,803	27,780
Advances from Paycheck Protection Program Liquidity Facility (PPPLF)	91,671	271,933
Retail notes, certificates and secured borrowings at fair value	87,144	229,719
Payable on Structured Program borrowings	11,185	65,451
Other long-term debt	15,300	15,455
Other liabilities	320,055	303,951
Total liabilities	5,653,664	4,050,077
Equity
Series A Preferred stock, $0.01 par value; 1,200,000 shares authorized; 0 shares issued and outstanding	—	—
Common stock, $0.01 par value; 180,000,000 shares authorized; 105,088,761 and 101,043,924 shares issued and outstanding, respectively	1,051	1,010
Additional paid-in capital	1,611,627	1,559,616
Accumulated deficit	(451,336)	(717,430)
Treasury stock, at cost; 7,751 and 0 shares, respectively	(98)	—
Accumulated other comprehensive income (loss)	(39,834)	7,046
Total equity	1,121,410	850,242
Total liabilities and equity	$6,775,074	$4,900,319

LENDINGCLUB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands, except share and per share data)
(Unaudited)

		As of and for the three months ended
		September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
GAAP Net income		$43,198	$182,060	$40,836	$29,108	$27,185
Income tax benefit from release of tax valuation allowance		5,015	135,300	—	—	—
Net income excluding income tax benefit		$38,183	$46,760	$40,836	$29,108	$27,185

GAAP Diluted EPS – common stockholders		$0.41	$1.73	$0.39	$0.27	$0.26

(A)	Income tax benefit from release of tax valuation allowance	$5,015	$135,300
(B)	Weighted-average common shares – Diluted	105,853,938	105,042,626
(A/B)	Diluted EPS impact of income tax benefit	$0.05	$1.29

Diluted EPS excluding income tax benefit		$0.36	$0.44	$0.39	$0.27	$0.26

	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
GAAP common equity	$1,121,410	$1,079,117	$887,434	$850,242	$804,790
Less: Goodwill	(75,717)	(75,717)	(75,717)	(75,717)	(75,717)
Less: Intangible assets	(17,512)	(18,690)	(19,886)	(21,181)	(22,521)
Tangible common equity	$1,028,181	$984,710	$791,831	$753,344	$706,552

Book value per common share
GAAP common equity	$1,121,410	$1,079,117	$887,434	$850,242	$804,790
Common shares issued and outstanding	105,088,761	103,630,776	102,194,037	101,043,924	99,782,192
Book value per common share	$10.67	$10.41	$8.68	$8.41	$8.07

Tangible book value per common share
Tangible common equity	$1,028,181	$984,710	$791,831	$753,344	$706,552
Common shares issued and outstanding	105,088,761	103,630,776	102,194,037	101,043,924	99,782,192
Tangible book value per common share	$9.78	$9.50	$7.75	$7.46	$7.08